Supplement dated May 6, 2026

to the Prospectus, Initial Summary Prospectus, and Updating Summary Prospectus, each dated April 27, 2026, as supplemented, for:

MassMutual EnvisionSM
Issued by Massachusetts Mutual Life Insurance Company

THIS SUPPLEMENT MUST BE READ IN CONJUNCTION WITH YOUR PROSPECTUS.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

This supplement amends certain information in the above-referenced prospectuses (“Prospectuses”):

•	Effective May 1, 2026, the American Funds Insurance Series® Global Small Capitalization Fund was renamed American Funds Insurance Series® SMALLCAP World Fund®. All references in the Prospectuses to the American Funds Insurance Series® Global Small Capitalization Fund will be replaced with American Funds Insurance Series® SMALLCAP World Fund®.

If you have questions about this supplement, or other product questions, you may contact your registered representative, visit us online at www.MassMutual.com/contact-us, or call our Service Center at (800) 272-2216 8 a.m.–8 p.m. Eastern Time.

For more information about the fund, read the fund prospectus. Prospectuses are available on our website at www.MassMutual.com.

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